UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2018
AMAG PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(617) 498-3300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2018, AMAG Pharmaceuticals, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”).  At the 2018 Annual Meeting, the Company’s stockholders approved the First Amendment (the “Plan Amendment”) to the AMAG Pharmaceuticals, Inc. Fourth Amended and Restated 2007 Equity Incentive Plan (the “2007 Plan”) to, among other things, increase the number of shares of common stock available for issuance thereunder by 1,043,000 shares. The Plan Amendment previously had been approved, subject to stockholder approval, by the Company’s Board of Directors.

The Company’s officers and directors are among the persons eligible to receive awards under the 2007 Plan, as amended, in accordance with the terms and conditions thereunder. A detailed summary of the 2007 Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the 2018 Annual Meeting filed with the Securities and Exchange Commission on April 25, 2018 (the “Proxy Statement”) under the caption “Proposal 2: Approval of the First Amendment to the AMAG Pharmaceuticals, Inc. Fourth Amended and Restated 2007 Equity Incentive Plan”, which summary is incorporated herein by reference. That detailed summary of the 2007 Plan and the foregoing description of the 2007 Plan, are qualified in their entirety by reference to the full text of the 2007 Plan, a copy of which is attached as Appendix A to the Proxy Statement, and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As disclosed above, on June 7, 2018, the Company held its 2018 Annual Meeting. As of April 10, 2018, the record date for the 2018 Annual Meeting, 34,324,012 shares of the Company’s common stock were issued and outstanding, of which 29,981,461 shares were represented, in person or by proxy, at the 2018 Annual Meeting, constituting a quorum. The following proposals, which are described in detail in the Proxy Statement, were voted upon and approved at the 2018 Annual Meeting:

1.     To elect the following persons as directors to serve until the next Annual Meeting and until their successors have been elected and qualified:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
William K. Heiden	26,819,836	69,646	6,177	3,085,802
Barbara Deptula	26,784,295	104,279	7,085	3,085,802
John A. Fallon, M.D.	23,198,987	3,689,626	7,046	3,085,802
Robert J. Perez	26,555,523	333,097	7,039	3,085,802
Lesley Russell, MB.Ch.B., MRCP	23,402,480	3,486,093	7,086	3,085,802
Gino Santini	18,519,161	8,369,352	7,146	3,085,802
Davey S. Scoon	26,617,788	270,832	7,039	3,085,802
James R. Sulat	26,563,942	324,279	7,438	3,085,802

2.    To approve the First Amendment to the AMAG Pharmaceuticals, Inc. Fourth Amended and Restated 2007 Equity Incentive Plan to, among other things, increase the number of shares of the Company’s common stock available for issuance thereunder by 1,043,000 shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,330,737	5,558,599	6,323	3,085,802

3.    To approve the First Amendment to the AMAG Pharmaceuticals, Inc. 2015 Employee Stock Purchase Plan to increase the maximum number of shares of our common stock that will be made available for sale thereunder by 500,000 shares;

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,687,091	202,030	6,538	3,085,802

4.    To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,586,377	290,028	19,254	3,085,802

5.    To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,544,601	421,600	15,260	0

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Joseph D. Vittiglio, Esq.
Joseph D. Vittiglio
Executive Vice President, General Counsel, Quality & Corporate Secretary
Date: June 8, 2018

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